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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   December 29, 2000
                                                    -----------------


                               THE VIALINK COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



000-21729                                                            73-1247666
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(Commission File Number)                                          (IRS Employer
                                                             Identification No.)



13155 Noel Road, Suite 800, Dallas, Texas                                 75240
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (972) 934-5500
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         On December 29, 2000, we sold 333,333 shares of our common stock to RGC International Investors, LDC in exchange for $1.0 million in cash. In connection with this sale, we granted RGC certain mandatory and piggyback registration rights pursuant to a Registration Rights Agreement. Pursuant to the Registration Rights Agreement, we are required to file a registration statement to register the shares of common stock purchased by RGC as soon as practicable following the closing of the transaction. A copy of the Registration Rights Agreement with RGC is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

         Immediately prior to the closing of the transaction described above, RGC's existing stock purchase warrant was amended (i) to accelerate the first "Reset Date" thereunder to December 29, 2000 (subject to the maximum share number issuable thereunder in accordance with the original terms thereof); and
(ii) to adjust the exercise price thereof to a 20% premium of the market price at the time of the amendment. Following such amendment, RGC completed a cashless exercise of that warrant in full (in accordance with the cashless exercise rights set forth in the original terms thereof), resulting in a net issuance to RGC of 984,945 shares.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                     4.1 Registration Rights Agreement dated as of December 29, 2000 by and between The viaLink Company and RGC International Investors, LDC.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE VIALINK COMPANY



Dated:  January 3, 2001             By: /s/  WILLIAM P. CREASMAN
                                        -------------------------------------
                                        William P. Creasman
                                        Vice President, Chief Financial Officer
                                        and General Counsel


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
   4.1        Registration Rights Agreement dated as of December 29, 2000 by and between The viaLink Company and RGC International Investors, LDC.